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                    Prudential Jennison Active Balanced Fund

                        Supplement dated May 21, 1998 to
                       Prospectus dated January 23, 1998

The following information supplements 'General Information' in the Prospectus:

    On May 14, 1998, the Board of Directors approved a change of the investment company's name from Prudential Jennison Series Fund Inc. to The Prudential Investment Portfolios, Inc., and a change in the name of the Prudential Jennison Active Balanced Fund series to the Prudential Active Balanced Fund (the Fund), effective June 1, 1998.

The following information supplements 'How the Funds Invest-Investment Objectives and Policies' and 'How the Funds are Managed--Manager' in the
Prospectus:

    The Board of Directors has approved (i) a new subadviser for the Fund, engaging The Prudential Investment Corporation (PIC) to replace Jennison Associates LLC effective June 1, 1998, (ii) a change in the Fund's investment objective, which would become 'To seek income and long-term growth of capital by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation', (iii) a change in the Fund's ability to borrow, increasing to 30% of total assets of the Fund and (iv) an amendment of an investment restriction to permit the Fund to invest in affiliated investment companies. The Board's actions are contingent upon shareholder approval, except that PIC will serve as the Fund's investment adviser pending shareholder action. Proxy statements will be sent to shareholders of the Fund in June 1998, discussing these proposals in detail. A special meeting of shareholders is scheduled for August 6, 1998.

MF172C-1 (5/21/98)

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    The Board of Directors also approved changes in the Fund's policies so that, effective June 1, 1998, with respect to the fixed-income portion of the Fund,
(i) it may invest primarily in fixed-income securities rated BBB/Baa or better as opposed to A or better by nationally recognized statistical rating organizations, (ii) it may invest up to 20% of its fixed-income assets in below-investment grade debt securities (as opposed to 5% of total assets) and
(iii) the weighted average maturity of the fixed-income component of the Fund will change from 5 to 25 years to 3 to 30 years.

    Effective June 1, 1998, Mark Stumpp, PhD and James H. Scott, PhD, Senior Managing Directors of Quantitative Investment Management (QIM), a unit of PIC, will be the Fund's portfolio managers and responsible for asset allocation and the selection of equity securities for the Fund. Martin Lawlor, CFA, will be responsible for the selection of fixed-income securities of the Fund. Messrs. Stumpp and Scott joined PIC in 1987 and currently manage the QIM business unit. They also manage balanced investment portfolios on behalf of other clients and co-manage The Prudential Retirement System for U.S. Employees and Special Agents. Mr. Stumpp is also lead portfolio manager on the Prudential Series Fund -Conservative Balanced Portfolio and Flexible Managed Portfolio. Mr. Lawlor joined Prudential in 1976. Since 1994 he has been responsible for Prudential's institutional U.S. fixed-income trading.

    Messrs. Stumpp and Scott utilize quantitative techniques to identify asset classes and securities that appear mispriced relative to fundamental values. Their approach to equity security and asset allocation selection emphasizes risk control. They employ a contrarian style that seeks to capitalize on situations in which excessive fear or optimism has driven security prices away from fundamental value. With respect to fixed-income securities, Mr. Lawlor generally focuses on issues with a potential for total return compared to the Lehman Brothers Aggregate Bond Index, selecting securities that, in his opinion, compare favorably in terms of price and yield relative to maturity.

MF172C-1 (5/21/98)